UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   March 28, 2012

MAGNEGAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51883	26-0250418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

150 Rainville Road
Tarpon Springs, FL 34689
 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (727) 934-3448

Not applicable
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement.

Offering

On March 29, 2012, MagneGas Corporation (the “Company”) completed a closing ( the “Initial Closing”) under a private offering (the “Offering”), selling 15,587,500 shares of its common stock and warrants to purchase 7,793,750 shares of its common stock for gross proceeds to the Company of $3,117,500, before deducting placement agent fees and other offering expenses.

On April 3, 2012, the Company completed a second closing (“Second Closing” and together with the Initial Closing, “the Closings”) under the Offering. In the Second Closing, 3,825,000 shares of its common stock and warrants to purchase 1,912,500 shares of its common stock were sold for gross proceeds to the Company of $765,000, before deducting placement agent fees and other offering expenses.

In connection with the Offering, the Company issued in the aggregate 19,412,500 shares of its common stock (the “Shares”) and warrants to acquire 9,706,250 shares of its common stock (the “Warrants”) to the investors in the Closings (the “Purchasers”) for aggregate gross proceeds of $3,882,500 before deducting placement agent fees and other offering expenses.

Purchase Agreement

On March 28, 2012, in connection with the Offering, the Company and each of the Purchasers entered into a Common Stock and Warrant Purchase Agreement evidencing such Purchaser’s investment (collectively, the “Purchase Agreement”). As per the terms of the Purchase Agreement, the Company granted registration rights to the Purchasers. The Company will file a registration statement (“Registration Statement”) with the U.S. Securities and Exchange Commission (the “Commission”) to register the Shares and the shares of common stock underlying the Warrants within 45 days after the Initial Closing and have it declared effective within 90 days after the Initial Closing or 120 days in the event of a full review of the Registration Statement by the Commission (“Required Effective Date”).

If the Registration Statement is not declared effective by the Required Effective Date, the Company is required to pay partial liquidated damages to each Purchaser in the amount equal to 1% for the purchase price paid for the Shares and Warrants then owned by such Purchaser for each 30-day period for which the Company is non-compliant, subject to a cap of six percent (6%) of such Purchaser’s subscription amount.

Warrants

The Warrants are exercisable for a period of five years from the original issue date. The exercise price for the Warrants is $0.40. The exercise price of the Warrants are subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

The foregoing descriptions of the terms of the form of Purchase Agreement and the form of Warrant are qualified in their entirety by reference to the provisions of the agreements filed as Exhibits 10.1 and 4.1 respectively, to this Current Report on Form 8-K (this “Report”), which are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Items 1.01 of this Report, which disclosure is incorporated herein by reference.

The sale and the issuance of the Shares and the Warrants were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated under the Securities Act (“Regulation D”) and/or Regulation S promulgated under the Securities Act (“Regulation S”).  We made this determination based on the representations of each Purchaser which included, in pertinent part, that each such Purchaser was (a) an “accredited investor” within the meaning of Rule 501 of Regulation D, (b) a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act or (c) not a “U.S. person” as that term is defined in Rule 902(k) of Regulation S and upon such further representations from each Purchaser that (i) such Purchaser is acquiring the securities for his, her or its own account for investment and not for the account of any other person and not with a view to or for distribution, assignment or resale in connection with any distribution within the meaning of the Securities Act, (ii) the Purchaser agrees not to sell or otherwise transfer the purchased shares unless they are registered under the Securities Act and any applicable state securities laws, or an exemption or exemptions from such registration are available, (iii) the Purchaser has knowledge and experience in financial and business matters such that he, she or it is capable of evaluating the merits and risks of an investment in us, (iv) the Purchaser had access to all of our documents, records, and books pertaining to the investment and was provided the opportunity to ask questions and receive answers regarding the terms and conditions of the offering and to obtain any additional information which we possessed or were able to acquire without unreasonable effort and expense, and (v) the Purchaser has no need for the liquidity in its investment in us and could afford the complete loss of such investment. In addition, there was no general solicitation or advertising for securities issued in reliance upon Regulation D.

On April 3, 2012, we issued a warrant to acquire an aggregate of 970,625 shares of our common stock (the “Agent Warrant”) to the placement agent and its sub-agents, or their respective designees, in the Offering. The Agent Warrant is exercisable for a period of five years from the original issuance date with an exercise price of $0.40 per share. The exercise price of the Agent Warrant is subject to adjustment upon certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate change and dilutive issuances.

The foregoing descriptions of the terms of the form of Agent Warrant is qualified in its entirety by reference to the provisions of the Agent Warrant filed as Exhibit 4.2 to this Report, which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On March 29, 2012, the Company presented a presentation about the current and future state of the Company to the Purchasers. A copy of this presentation is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of Report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On March 29, 2012, the Company issued a press release announcing the Offering, a copy of which is attached to this Report as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Class B Warrant

4.2	Form of Class B Agent Warrant

10.1	Form of Common Stock and Warrant Purchase Agreement

99.1	Investor Presentation

99.2	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNEGAS CORPORATION

Date: April 3, 2012	By:	/s/ Dr. Ruggero Maria Santilli
Dr. Ruggero Maria Santilli Chief Executive Officer